EXHIBIT 99.4.2

$30,000,000 OF SHARES OF CLASS A COMMON STOCK OF

BANKATLANTIC BANCORP, INC.

ISSUABLE UPON EXERCISE OF SUBSCRIPTION RIGHTS

THE SUBSCRIPTION RIGHTS ARE EXERCISABLE UNTIL 5:00 P.M., NEW YORK CITY TIME, ON

JUNE 16, 2011, UNLESS EXTENDED

May 16, 2011

To Securities Dealers, Commercial Banks, Trust Companies and Other Nominees:

This letter is being distributed to securities dealers, commercial banks, trust companies and other nominees in connection with the offering by BankAtlantic Bancorp, Inc. (the “Company”) of up to an aggregate of $30,000,000 of shares of the Company’s Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), at a subscription price of $0.75 per share (the “Subscription Price”), pursuant to the exercise of subscription rights (“Subscription Rights”) distributed to all holders of record of shares of the Company’s Class A Common Stock and Class B Common Stock, par value $0.01 per share (“Class B Common Stock,” and collectively with the Class A Common Stock, “Common Stock”), as of the close of business on May 12, 2011 (the “Record Date”). The Company distributed 0.624 Subscription Rights for each share of Common Stock outstanding on the Record Date. The Subscription Rights are described in the enclosed prospectus supplement and accompanying base prospectus (collectively, the “Prospectus”) and are evidenced by subscription rights certificates.

Each Subscription Right entitles the holder thereof to subscribe for one share of Class A Common Stock (the “Basic Subscription Right”) at the Subscription Price. Subscription Rights holders who exercise their Basic Subscription Rights in full will also be entitled to request to purchase (the “Over-Subscription Option”), at the Subscription Price, additional shares of Class A Common Stock that have not been purchased by other Subscription Rights holders pursuant to their Basic Subscription Rights. See “The Rights Offering—Subscription Rights—Over-Subscription Option” in the Prospectus.

If you exercise the Over-Subscription Option on behalf of beneficial owners of Subscription Rights, you will be required to certify to the Subscription Agent and the Company, in connection with such exercise, as to the aggregate number of Subscription Rights that have been exercised pursuant to the Basic Subscription Rights, whether the Basic Subscription Rights of each beneficial owner of Subscription Rights on whose behalf you are acting has been exercised in full, and the number of shares of Class A Common Stock subject to the purchase request made under the Over-Subscription Option by each beneficial owner of Subscription Rights on whose behalf you are acting.

We are asking you to contact your clients for whom you hold shares of Class A Common Stock to obtain instructions with respect to the Subscription Rights.

Enclosed are copies of the following documents for you to use:

1. The Prospectus;

2. The Instructions for Use of BankAtlantic Bancorp, Inc. Subscription Rights Certificates;

3. The Notice of Guaranteed Delivery;

4. A letter which may be sent to your clients for whose accounts you hold shares of Class A Common Stock;

5. The Beneficial Owner Election Form, on which you may obtain your clients’ instructions with regard to the Subscription Rights; and

6. The Nominee Holder Certification Form.

Your prompt action is requested. The Subscription Rights will expire at 5:00 P.M., New York City time, on June 16, 2011, unless extended in the sole discretion of the Company (such date and time, as it may be extended, the “Expiration Date”).

To exercise Subscription Rights, properly completed and executed subscription rights certificates and payment in full for all shares of Class A Common Stock subscribed for (including those subscribed for pursuant to the Over-Subscription Option) must be delivered to the Subscription Agent as indicated in the Prospectus prior to the Expiration Date; provided that, if the guaranteed delivery procedures described in the Prospectus are followed, then the Subscription Rights Certificate must be delivered to the Subscription Agent by 5:00 P.M., New York City time, on the date which is three business days after the Expiration Date.

Additional copies of the enclosed materials may be obtained by contacting Georgeson Inc., the Information Agent for the rights offering, at (212) 440-9800.

Sincerely,

Alan B. Levan
Chairman of the Board and Chief Executive Officer

NOTHING HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AN AGENT OF BANKATLANTIC BANCORP, INC., THE SUBSCRIPTION AGENT, THE INFORMATION AGENT OR ANY OTHER PERSON MAKING OR DEEMED TO BE MAKING OFFERS OF THE CLASS A COMMON STOCK ISSUABLE UPON VALID EXERCISE OF THE SUBSCRIPTION RIGHTS, OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE OFFERING EXCEPT FOR STATEMENTS MADE IN THE PROSPECTUS.

2